Income Taxes - Schedule of Reconciliation Between U.S. Federal Statutory Income Tax Rate and Company's Effective Income Tax Provision (Benefit) Rate (Detail)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income tax rate at federal statutory rates	35.00%	35.00%	35.00%
State taxes, net of federal benefit	(0.93%)	1.36%	5.57%
Other	(0.94%)	(2.59%)	0.69%
Income tax rate	33.13%	33.77%	41.26%